UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K







PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 29, 2001


Commission file number     1-5128




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)

                    Iowa                                42-0410230
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)

                              515 - 284-3000
          (Registrant's telephone number, including area code)












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Item 5. Other Events

On October 29, 2001, Meredith Corporation issued a news release reporting earnings for the first fiscal quarter ended September 30, 2001. That news release and the related conference call script are attached as exhibits.



Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 News release issued by Meredith Corporation dated October 29, 2001 concerning financial results for the quarter ended September 30, 2001.


            99.2 Conference call script of conversation with analysts on October 29, 2001 concerning news release of the same date.

































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                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant




                                 (Suku V. Radia)
                                  Suku V. Radia
                      Vice President - Chief Financial Officer
                              (Principal Financial and
                                 Accounting Officer)










Date: October 29, 2001
















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                               Index to Exhibits




          Exhibit
          Number                      Item
          -------------------------------------------------------------------

            99.1 News release issued by Meredith Corporation dated October 29, 2001 concerning financial results for the quarter ended September 30, 2001.


            99.2 Conference call script of conversation with analysts on October 29, 2001 concerning news release of the same date.
































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